UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2019

LIBERTY OILFIELD SERVICES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
950 17th Street, Suite 2400
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)
(303) 515-2800
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Liberty Oilfield Services Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 23, 2019. Voting results for each proposal considered at the Annual Meeting are set forth below. The proposals are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 11, 2019.

Proposal 1: Election of eight directors.
The eight individuals listed below were elected as directors of the Company at the Annual Meeting. Voting results for each director were as follows:

Names	For	Withheld	Broker Non-Votes
Christopher A. Wright	95,869,748	4,036,746	6,713,743
William F. Kimble	98,699,061	1,207,433	6,713,743
Cary D. Steinbeck	99,610,454	296,040	6,713,743
N. John Lancaster, Jr.	94,893,978	5,012,516	6,713,743
Brett Staffieri	93,943,215	5,963,279	6,713,743
Peter A. Dea	97,616,029	2,290,465	6,713,743
Ken Babcock	99,609,744	296,750	6,713,743
Jesal Shah	94,923,667	4,982,827	6,713,743

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2019.
Voting results with respect to the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2019 were as follows:

For	Against	Abstentions	Broker Non-Votes
106,492,993	769	126,475	0

Proposal 3: Advisory vote on the compensation of the named executive officers.
Voting results with respect to the advisory vote on the compensation of the named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
99,504,325	124,444	277,725	6,713,743

Proposal 4: Advisory vote on the frequency of future advisory votes on the compensation of the named executive officers.
Voting results with respect to the frequency of future advisory votes on the compensation of the named executive officers were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
99,635,067	146,606	16,854	107,967	6,713,743

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation.
A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our stockholders, the Company has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our Annual Meeting of Stockholders in 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY OILFIELD SERVICES INC.

Dated: April 25, 2019	By:	/s/ R. Sean Elliott
R. Sean Elliott Vice President, General Counsel and Corporate Secretary